UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 17, 2017

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4445 Willard Avenue, Suite 400
Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 333-3600

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

EXPLANTORY NOTE

This Form 8-K/A amends the Form 8-K filed on July 21, 2017 by JBG SMITH Properties (the “Company”) solely to provide historical financial statements and unaudited pro forma financial information required to filed by item 9.01(a) and (b) for the Company’s acquisition on July 18, 2017 of certain assets owned by the affiliates of The JBG Companies.

Item 9.01 Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

1.              JBG Real Estate Operating Assets Audited Combined Statement of Revenues and Expenses from Real Estate Operations for the year ended December 31, 2016

2.              JBG Real Estate Operating Assets Unaudited Combined Statement of Revenues and Expenses from Real Estate Operations for the six months ended June 30, 2017

3.              JBG/Operating Partners, L.P. and Subsidiaries audited financial statements for the year ended December 31, 2016

4.              JBG/Operating Partners, L.P. and Subsidiaries unaudited interim financial statements for the six months ended June 30, 2017

(b)                                 Pro Forma Financial Information

1.              JBG SMITH Properties Unaudited Pro Forma Combined Financial Statements as of, and for the six months ended June 30, 2017 and for the year ended December 31, 2016

(c)                                  Exhibits

99.1	JBG Real Estate Operating Assets Audited Combined Statement of Revenues and Expenses from Real Estate Operations for the year ended December 31, 2016

99.2	JBG Real Estate Operating Assets Unaudited Combined Statement of Revenues and Expenses from Real Estate Operations for the six months ended June 30, 2017

99.3	JBG/Operating Partners, L.P. and Subsidiaries audited financial statements for the year ended December 31, 2016

99.4	JBG/Operating Partners, L.P. and Subsidiaries unaudited interim financial statements for the six months ended June 30, 2017

99.5	JBG SMITH Properties Unaudited Pro Forma Combined Financial Statements as of, and for the six months ended June 30, 2017 and for the year ended December 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES
(Registrant)

	By:	/s/ Steven Museles
	Name:	Steven A. Museles
	Title:	Chief Legal Officer and Secretary

September 15, 2017